UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2009 (December 1, 2009)

Avago Technologies Limited

(Exact name of registrant as specified in its charter)

Singapore	001-34428	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Yishun Avenue 7 Singapore 768923		N/A
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (65) 6755-7888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 2, 2009, Dick M. Chang tendered his resignation as a member of the board of directors (the “Board”) of Avago Technologies Finance Pte. Ltd. (the “Company”) and as Chairman of the Board, effective March 4, 2010. The Board appointed Mr. James V. Diller, one of the Company’s independent directors, to serve as Chairman of the Board upon the effective date of Mr. Chang’s resignation.

(e) On December 1, 2009, the compensation committee of the Board (the “Compensation Committee”) approved the following discretionary bonus awards: (i) to Hock E. Tan, the Company’s President and Chief Executive Officer, in the amount of $1,000,000 for his exceptional performance in his position in fiscal year 2009, and the overall success of the Company in comparison to other companies in the semiconductor industry; and (ii) to Bryan Ingram, our Senior Vice President and General Manager, Wireless Semiconductor Division, in the amount of $150,000, as part of a discretionary bonus pool paid to senior management employees of the Company’s Wireless Semiconductor Division. The Compensation Committee also approved the following: (i) an increase in Mr. Tan’s annual base salary from $625,008 to $700,000, and an increase in Mr. Tan’s target bonus percentage from 120% to 150% of his base salary; (ii) an increase in the annual base salary of Douglas R. Bettinger, the Company’s Senior Vice President and Chief Financial Officer, from $350,000 to $385,000; and (iii) and an increase in Mr. Ingram’s annual base salary from $334,600 to $385,000, in each case effective as of February 1, 2010. The Compensation Committee may adjust the salaries of our named executive officers from time to time, in its discretion, in the future.

On December 1, 2009, the Compensation Committee also approved the Company’s annual cash incentive bonus plan for fiscal year 2010. The annual cash incentive bonus plan for our named executive officers remains substantially similar to that used in fiscal year 2009, including target bonus levels other than as noted above for Mr. Tan, except that under the annual cash incentive bonus plan for fiscal year 2010, the Company will make interim payments at the end of the first half of the fiscal year based only on the achievement of one-half of the Company’s annual corporate metrics. Bonus payments made at the end of fiscal year 2010 will be based on achievement of full-year corporate, division and individual function metrics, less the amount paid at the end of the first half of the year.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On December 2, 2009, the Board approved amendments to the Company’s Code of Ethics and Business Conduct (the “Code of Conduct”), which applies to all directors, officers and employees of the Company. The following is a summary of the substantive amendments to the Code of Conduct: (i) the Conflicts of Interest section was amended to require that loans and guarantees by directors and officers of the Company to other directors and officers and non-officer employees must be approved in advance by the Company’s Compliance Officer and/or the Audit Committee; (ii) the Corporate Opportunities section was amended to clarify that persons to whom the policy applies may not take advantage of potential business and the Compliance Officer or the Audit Committee; (iii) the Gifts and Entertainment section was amended to require employees to obtain pre-approval from their supervisor or the Compliance Officer before providing anything of value to a government employee or official, other than lawful political contributions; (iv) the Confidentiality section was amended to require that confidential information only be disclosed by Company personnel to a third party pursuant to a confidentiality agreement unless otherwise authorized by a supervisor, and to include a brief general discussion of the effects and requirements of data privacy laws; and (v) a section was added to describe briefly the effect of insider trading laws and cross refer to the Company’s Insider Trading Compliance Policy and Procedures. The amendments took effect upon adoption by the Board.

The foregoing summary of the amendments to the Code of Conduct is qualified in its entirety by reference to the full text of the Code of Conduct, as so amended, which is available in the “Investors – Governance” section of our website at www.avagotech.com.

Item 8.01.	Other Events.

On December 2, 2009, the Board established a Nominating and Corporate Governance Committee, composed of three directors, Mr. James V. Diller, Mr. Adam H. Clammer and Mr. Kenneth Y. Hao.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

None

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (including the press release attached hereto as Exhibit 99.1), contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, which address our expected future business and financial performance. These forward-looking statements are based on current expectations, estimates, forecasts and projections of future Company or industry performance based on management’s judgment, beliefs, current trends and market conditions and involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Accordingly, we caution you not to place undue reliance on these statements. For Avago, particular uncertainties which could adversely or positively affect future results include cyclicality in the semiconductor industry or in our end markets; the recent financial crisis and its impact on our business, results of operations, and financial condition; fluctuations in interest rates; our ability to generate cash sufficient to service our debt and to fund our research and development, capital expenditures and other business needs; our increased dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our dependence on contract manufacturing and outsourced supply chain; quarterly and annual fluctuations in operating results; loss of our significant customers; our ability to maintain tax concessions in certain jurisdictions; our ability to protect our intellectual property; our competitive performance and ability to continue achieving design wins with our customers; any expenses associated with resolving customer product and warranty claims; our ability to achieve the growth prospects and synergies expected from our acquisitions; delays and challenges associated with integrating acquired companies with our existing businesses; our ability to improve our cost structure through our manufacturing outsourcing program; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature. Our Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the “SEC”), our Quarterly Report on Form 10-Q filed with the SEC on September 3, 2009 and our recent Current Reports on Form 8-K (which you may obtain for free at the SEC’s website at http://www.sec.gov) discuss some of the important risk factors that may affect our business, results of operations and financial condition. We undertake no intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 7, 2009

Avago Technologies Limited

By:	/s/ Douglas R. Bettinger
Name:	Douglas R. Bettinger
Title:	Senior Vice President and Chief Financial Officer